Related Party Transactions	12 Months Ended
Dec. 31, 2014
Related Party Transactions [Abstract]
Related Party Transactions
10.	Related party transactions:

As part of the short-form reincorporation merger with HPPI, certain expenses had been incurred for officer salary, travel, legal and patent expense. These expenses, totaling $366,130, were paid by Hedgepath, LLC on behalf of the newly formed HPPI and are included in due to related party in the accompanying balance sheet as of December 31, 2013. An additional $273,638 was advanced during 2014. The balance of $639,768 was exchange for preferred stock, common stock and common stock warrants as discussed further in note 1 (Related Party Debt Forgiveness Agreement).